As Filed with the Securities and Exchange Commission on June 26, 2009

                                                     Registration Nos. 002-86931
                                                                       811-03907
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

            Pre-Effective Amendment No.                                      |_|

            Post-Effective Amendment No. 30                                  |X|

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

            Amendment No. 31                                                 |X|

                        (Check appropriate box or boxes)

                      THE EMPIRE BUILDER TAX FREE BOND FUND
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
             (Address of Principal Executive Offices with Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 847-5886

                                  Daniel J. Igo
                          100 Summer Street, Suite 1500
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

                                 with a copy to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective:

|X|   immediately upon filing pursuant to paragraph (b)

|_|   on June 26, 2009 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   on (date) pursuant to paragraph (a)(1)

|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of rule 485

THE
EMPIRE
BUILDER
TAX
FREE
BOND
FUND

PROSPECTUS & PRIVACY POLICY

PREMIER CLASS
BUILDER CLASS

JUNE 26, 2009

                             [LOGO] EMPIRE BUILDER

                       This page intentionally left blank

                      The Empire Builder Tax Free Bond Fund

                                Glickenhaus & Co.

                                 Privacy Policy

      The following privacy policy statement is issued by Glickenhaus & Co. ("Glickenhaus"), the Fund's Investment Adviser, and The Empire Builder Tax Free Bond Fund (the "Fund").

      We consider customer privacy to be fundamental to our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of clients' personal information. It is therefore our policy to respect the privacy of current and former clients and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve client needs.

      In the course of providing products and services, we collect nonpublic personal information about clients. We collect this information from sources such as account applications, other account forms, and transactions made with us.

      We do not disclose nonpublic personal information to affiliates or non-affiliated third parties, except as allowed by applicable law or regulation. In the normal course of serving clients, information we collect may be shared with companies that perform various services such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform clients of products and services that might be of interest. Specifically, we may disclose nonpublic personal information including:

      o Information we receive on applications or other forms, such as name, address, account or tax identification number, the types and amounts of investments, and bank account information.

      o Information about transactions with us, our affiliates or others, such as participation in mutual funds or other investment programs sponsored by Glickenhaus, ownership of certain types of accounts such as IRAs, or other account data.

      The organizations that receive client information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose.

      Access to customers' nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

      The policies and practices above apply to both current and former customers.

      For questions concerning this policy, please contact us by writing to The Empire Builder Tax Free Bond Fund c/o Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8000 or by calling 1-800-847-5886.

                This Privacy Policy is not part of the Prospectus

                       This page intentionally left blank

                             [LOGO] EMPIRE BUILDER

                       Investment Adviser and Distributor
                                Glickenhaus & Co.
                                546 Fifth Avenue
                                    7th Floor
                          New York, New York 10036-5000

                          Administrator, Transfer Agent
                               and Fund Accountant
                          Citi Fund Services Ohio, Inc.
                                3435 Stelzer Road
                            Columbus, Ohio 43219-8000

                                    Custodian
                       State Street Bank and Trust Company
                             801 Pennsylvania Avenue
                        Kansas City, Missouri 64105-1307

                                  Legal Counsel
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

                  Independent Registered Public Accounting Firm
                           PricewaterhouseCoopers LLP
                                41 S. High Street
                              Columbus, Ohio 43215

                                Customer Service
                                3435 Stelzer Road
                            Columbus, Ohio 43219-8000
                                 1-800-847-5886

                                   Questions?
                               Call 1-800-847-5886
                       or your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                                                        00067630

THE
EMPIRE
BUILDER
TAX
FREE
BOND
FUND

PREMIER CLASS
BUILDER CLASS
PROSPECTUS DATED JUNE 26, 2009

                             [LOGO] EMPIRE BUILDER

The Empire Builder Tax Free Bond Fund                                   Contents

[ICON] Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------

Carefully review this section, which summarizes the Fund's main investment strategies, risks, past performance, and fees.

3     Overview

5     Performance Bar Chart and Performance Table

6     Fees and Expenses

[ICON] Investment Goal, Strategies and Risks
--------------------------------------------------------------------------------

Review this section for more information on investment strategies and their risks.

7     Investment Goal

7     Main Investment Strategies and Risks

8     Main Investments of the Fund

8     Main Risks of Investing in the Fund

9     Other Information about the Fund's Investment Techniques and Policies

10    Portfolio Holdings

[ICON] Fund Management
--------------------------------------------------------------------------------

Review this section for details on the people and organizations who oversee the Fund.

10    Investment Adviser

10    Portfolio Manager

[ICON] Shareholder Information
--------------------------------------------------------------------------------

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.

11    Summary of Features

12    Pricing of Fund Shares

13    Purchasing and Adding to Your Shares

17    Selling Your Shares

19    General Policies on Selling Shares

21    Instructions for Exchanging Shares

22    Frequent Purchases and Redemptions of Fund Shares

23    Dividends, Distributions and Taxes

24    Avoid Backup Tax Withholding

[ICON] Other Information About the Fund
--------------------------------------------------------------------------------

Review this section for details on selected financial highlights of the Fund.

25    Financial Highlights

[ICON] Risk/Return Summary and Fund Expenses

Overview

Investment Goal               To seek as high a level of current income exempt
                              from federal income tax and New York State and City personal income taxes as the Adviser believes to be consistent with the preservation of capital.
                              The Fund may or may not achieve its goal.

Main Investment Strategy      The Fund is a New York municipal bond fund which
                              invests mainly in New York Tax Exempt Bonds. New
                              York Tax Exempt Bonds are debt obligations issued by the State of New York and its political subdivisions or certain other governmental authorities, such as U.S. possessions like Puerto
                              Rico, Guam, and the Virgin Islands, the interest from which is exempt from federal income tax (but not, in some cases, from the alternative minimum tax) and New York State and City personal income taxes.

                              Under normal market conditions, at least 90% of the Fund's income distributions will be exempt from federal income tax, and New York State and City personal income taxes, including the alternative minimum tax.

                              Credit Strategy. The Fund will only purchase New York Tax Exempt Bonds which are of investment grade quality at the time of purchase. Also, no more than 50% of the Fund's assets will be invested in New York Tax Exempt Bonds which are of a quality reflected in the lowest investment grade rating. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. Although some of the New York Tax Exempt Bonds in which the Fund may invest may not be rated, they will be of investment grade quality in the Adviser's opinion.

                              Maturity Strategy. The Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 3 and 20 years under normal market conditions.

[ICON] Risk/Return Summary and Fund Expenses

Main Investment Risks         The value of the Fund's investments will fluctuate
                              with market conditions, and, therefore, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                              Nondiversification/New York Concentration. The Fund is nondiversified, so it will generally hold shares of relatively fewer issuers. Therefore, a default or a credit downgrade of any single issuer may have a greater impact on the Fund. The performance of the Fund is likely to be affected by factors pertaining to the New York economy and to New York governmental entities in particular. Therefore, Fund shares could fluctuate in value more than shares of a national municipal portfolio.

                              Interest Rate Risk. The Fund invests in debt securities, which are subject to interest rate risk. Interest rate risk is the risk that your shares will go down in value in response to changes in interest rates. When interest rates rise, the value of bonds like those held by the Fund generally falls. The longer the maturity of a security, the more its value will tend to decline when interest rates rise.

                              Credit Risk. The debt securities in which the Fund invests are subject to credit risk, which is the risk that the issuer may fail or refuse to make timely payments on its obligations. Bonds rated in the lowest investment grade are generally considered medium grade obligations. The amount of information available about the financial condition of an issuer of New York Tax Exempt Bonds is generally considerably less than the information made available by publicly held companies. The issuers of municipal securities, including many issuers of New York Tax Exempt Bonds, have been under stress relating to recent disruptions in the credit markets and the economy generally. These disruptions could have a significant negative effect on an issuer's ability to make payments of principal and/or interest.

Who may want to invest?       Consider investing in the Fund if you are seeking:

                              |_| regular monthly tax-free dividends;

                              |_| to reduce taxes on investment income; or

                              |_| a long-term goal such as retirement.

                              This Fund is not appropriate for anyone:

                              |_| investing through a tax-exempt retirement
                                  plan;

                              |_| pursuing an aggressive high growth investment
                                  strategy; or

                              |_| seeking to avoid market fluctuation in share
                                  price.

                              The Fund is not intended as a complete investment program.

[ICON] Risk/Return Summary and Fund Expenses

The bar chart and table on this page provide some indication of the risks of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over ten years to demonstrate that the Fund's value has varied over time. The table below it shows average total returns on a before-tax basis for Premier Class shares and on a before-tax and after-tax basis for Builder Class shares. After-tax returns for Premier Class shares will vary from those shown for the Builder Class shares because of differences in their expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may under certain circumstances exceed the return before taxes because of a tax benefit that arises from the realization of a capital loss on a sale of Fund shares. The table also compares the Fund's performance over time to that of the Barclays Capital Municipal Bond Index, a widely recognized, unmanaged index considered representative of the broad (non-New York specific) market for investment-grade, tax-exempt bonds with maturities of at least one year. Both the bar chart and the table assume reinvestment of dividends and distributions.

Performance Bar Chart
Total Returns by Calendar Year as of 12/31 for Builder Class

[The following information was depicted as a bar chart in the printed material]

1999     2000    2001    2002     2003    2004    2005    2006     2007    2008
----     ----    ----    ----     ----    ----    ----    ----     ----    ----
-4.81    13.64   3.01    8.98     3.89    2.16    1.54    3.48     2.32    0.66

The bar chart above does not reflect the impact of any applicable account fees which would reduce returns. The before tax returns shown in the bar chart are for Builder Class. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.

For the periods reflected in the Performance Bar Chart:
   Best quarter: 5.72% for the quarter ended December 31, 2000
   Worst quarter: -2.32% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------

As of March 31, 2009, the year-to-date total returns (before taxes) were 2.14% for Premier Class shares and 2.08% for Builder Class shares.

                                Performance Table

                          Average Annual Total Returns
                                (as of 12/31/08*)
--------------------------------------------------------------------------------

                                              Fund or Class              Past              Past               Past
                                                Inception                Year             5 Years           10 Years
                                           -------------------------------------------------------------------------
Premier Class - Before Taxes                    04/15/96                 0.82%             2.22%             3.62%
                                           -------------------------------------------------------------------------
Builder Class - Before Taxes                    06/01/84                 0.66%             2.03%             3.38%
                                           -------------------------------------------------------------------------
Builder Class - After Taxes
 on Distributions                               06/01/84                 0.66%             1.91%             3.22%
                                           -------------------------------------------------------------------------
Builder Class - After Taxes
 on Distributions and Sale
 of Shares                                      06/01/84                 1.44%             2.08%             3.29%
                                           -------------------------------------------------------------------------
Barclays Capital Municipal
 Bond Index(1)                                                          -2.47%             2.74%             4.26%
                                           -------------------------------------------------------------------------

* For current performance information, including the Fund's SEC yield, call 1-800-847-5886 to speak to a shareholder services representative.

(1) The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. These returns do not include the effect of any fees, expenses or taxes. All legacy Lehman Brothers benchmark indices were rebranded as Barclays Capital indices in November 2008.

[ICON] Risk/Return Summary and Fund Expenses

As an investor in the Fund, you will pay the following fees and expenses. Shareholder transaction expenses are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

Fees and Expenses

Shareholder Transaction Expenses                        Premier        Builder
(fees paid by you directly)                              Class          Class

Maximum sales charge (load)
on purchases                                              None           None
--------------------------------------------------------------------------------
Exchange Fee                                             $5.00*          None
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(fees paid from Fund assets)
--------------------------------------------------------------------------------
Management Fee                                            0.40%          0.40%
--------------------------------------------------------------------------------
Other Expenses
(including Administration Fee)                            0.78%          0.94%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        1.18%          1.34%
--------------------------------------------------------------------------------

*     Charged on exchanges from Premier Class to Builder Class.

Use this example to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      o     $10,000 investment;

      o     5% annual return;

      o     reinvestment of dividends and distributions;

      o     redemption at the end of each period; and

      o     no changes in the Fund's operating expenses as set forth above.

Because this example is hypothetical and for comparison only, your actual costs may be different.

Example

                                           1          3          5         10
                                         Year       Years      Years      Years

Premier Class                            $120       $375       $649       $1,432
--------------------------------------------------------------------------------
Builder Class                            $136       $425       $734       $1,613
--------------------------------------------------------------------------------

[ICON] Investment Goal, Strategies and Risks

Investment Goal

The Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes is consistent with the preservation of capital.

Main Investment Strategies and Risks

The Fund invests mainly in New York Tax Exempt Bonds. New York State and City law exempts Fund distributions derived from interest on New York Tax Exempt Bonds from New York State and City personal income taxes. During the Fund's fiscal year ended February 28, 2009, 100% of the Fund's interest income was exempt from federal income tax and New York State and City personal income taxes.

If the Adviser believes it can preserve capital, the Fund will also try to achieve capital appreciation. The Fund has a fundamental policy that, under normal market conditions, at least

|_| 90% of its income distributions will consist of interest income from New York Tax Exempt Bonds that is exempt from federal income tax, the alternative minimum tax, and New York State and City personal income taxes; and

|_|   Up to 10% of its income distributions may consist of:

      o interest income from AMT Bonds, which are New York Tax Exempt Bonds, the income on which is subject to the alternative minimum tax (but not to federal income tax or New York State or City personal income tax), or

      o interest income on investments other than New York Tax Exempt Bonds, which may be fully taxable.

However, although the Fund retains the freedom to invest to a limited extent in AMT Bonds and taxable investments, generally it has avoided doing so over the past ten years and does not currently anticipate any change in its practice of avoiding such investments.

Credit Strategy. The Fund will only buy New York Tax Exempt Bonds if they are investment grade quality. At the time of purchase, rated bonds will be rated not lower than the four highest grades assigned by both Moody's (Aaa, Aa, A or Baa) and S&P (AAA, AA, A or BBB). A description of the Moody's and S&P ratings of bonds and commercial paper of a quality eligible for purchase by the Fund is included in Appendix A to the Fund's Statement of Additional Information ("SAI"). Unrated bonds will be of comparable quality at the time of purchase in the Adviser's opinion. The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated in the lowest investment grade rating or of comparable quality at the time of purchase. Bonds rated in the lowest investment grade rating have some speculative characteristics. Bonds rated in the lowest investment grade are considered medium grade obligations. The amount of information available about the financial condition of an issuer of New York Tax Exempt Bonds is generally considerably less than the amount of information made available by publicly held companies. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.

Maturity Strategy. The Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 3 and 20 years under normal market conditions.

[ICON] Investment Goal, Strategies and Risks

Main Investments of the Fund

New York Tax Exempt Bonds

|_| are debt obligations issued by the State of New York and its political subdivisions, or by certain other governmental authorities such as U.S. possessions like Puerto Rico, Guam and the Virgin Islands,

|_| generate interest that is exempt from both federal income tax and New York State and City personal income taxes, and

|_| include certain bonds that are known as AMT Bonds, the interest from which is subject to the federal alternative minimum tax.

New York Tax Exempt Bonds are issued to obtain funds for various public purposes, such as

      o     the construction of public facilities,

      o     the payment of general operating expenses,

      o     the refunding of outstanding debts, or

      o the lending of funds to public or private institutions for the construction of housing, educational or medical facilities.

They may also include industrial development bonds and private activity bonds issued by public authorities to finance privately owned or operated facilities. Such bonds may be AMT Bonds. The Fund generally has avoided purchasing AMT Bonds in the past, although it retains the freedom to do so to a limited extent.

Main Risks of Investing in the Fund

Interest Rate Risk. The Fund's investments will fluctuate in value as the general level of interest rates changes. When interest rates fall, the values of bonds like those held by the Fund generally rise. On the other hand, when interest rates go up, the values of such bonds generally fall. The longer the maturity of a security, the more its value will go up and down in response to interest rate changes.

Credit Risk. The debt securities in which the Fund invests are subject to credit risk, which is the risk that the issuer may fail or refuse to make timely payments on its obligations. Changes in the ability of the issuer of an obligation to make the required payments of interest and/or repay the principal when due will impact the value of the Fund's investments. In addition, changes in the credit rating of an obligation will impact the value of the Fund's investments. Bonds rated in the lowest investment grade are generally considered medium grade obligations. The amount of information available about the financial condition of an issuer of New York Tax Exempt Bonds is generally considerably less than the information made available by publicly held companies. Municipal securities such as New York Tax Exempt Bonds are also subject to the risk that litigation, legislation or other political events, local economic conditions or the bankruptcy of the issuer could negatively impact an issuer's ability to pay interest and/or principal. Due to recent volatility and uncertainty in the municipal bond markets and the economy generally, the Fund may be especially susceptible to credit risk.

[ICON] Investment Goal, Strategies and Risks

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting the securities markets in general or particular issuers or groups of issuers represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or expenses, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to state- or region-specific factors.

Effect of Credit Strategy on Yield and Total Return. The Fund seeks to preserve capital, and the portion of the Fund's assets that may be invested in lower-rated bonds is limited compared with some other New York municipal bond funds. The higher risk of lower-rated bonds is normally accompanied by yields and anticipated total returns that are higher than those of higher-rated bonds. The Fund's yield and total return may, therefore, be significantly lower than those of other New York municipal bond funds that invest more of their assets in lower-rated bonds.

Special Risks of New York Tax Exempt Bonds. Most issuers of New York Tax Exempt Bonds are located in New York, so the performance of the Fund will be significantly affected by the condition of the New York economy. As a result, the value of the Fund's shares could fluctuate more than the value of shares of a national municipal bond fund. State and local governments and political subdivisions rely on tax and other revenues to make payments on their bonds. Tax and other revenues will be affected by the state of the local economy, the political climate and local population trends. Constitutional or statutory restrictions may also limit issuers' power to raise revenues or increase taxes. Decreases in the amount of federal, state or local aid to issuers can lower the credit quality of their bonds. Revenue bonds depend for payment on the revenues of the facility or specific revenue source which is paying off the bonds. Those revenues will be affected by economic, political and demographic conditions. Any default or credit downgrade of an issuer of New York Tax Exempt Bonds would lower the market value and marketability of its obligations. A downgrade or default by one issuer of New York Tax Exempt Bonds could, by influencing general market sentiment, lead to a lowering of the values of other New York Tax Exempt Bonds. Many New York municipalities have been under financial stress due to decreased revenue or increased costs associated with recent economic events, which could negatively impact their ability to pay interest or principal.

Other Information about the Fund's Investment Techniques and Policies

Change in Policy. Any policy not specifically described in this prospectus or in the SAI as fundamental may be changed by the Trustees without a shareholder vote. As a matter of policy, the Trustees do not intend to change the Fund's investment goal without shareholder approval.

Temporary Defensive Positions. The Fund may also invest in taxable debt obligations on a temporary defensive basis due to market conditions. If it does, more than 10% of the Fund's income distributions could be subject to federal and/or New York State and City personal income taxes and/or the alternative minimum tax. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other investment grade debt securities, commercial paper rated in the highest two grades by either Moody's or S&P, certificates of deposit and bankers' acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash. The use of such defensive positions may lower return, is likely to prevent the Fund from achieving, or even pursuing, its investment goal, and will increase the percentage of the Fund's distributions that are taxable.

[ICON] Fund Management

Other Information about the Fund's Investment Techniques and Policies -- continued

Portfolio Turnover. In periods of rapidly fluctuating interest rates, the Fund may engage in active and frequent trading. Sometimes, the Fund may also trade securities for the purpose of seeking short-term profits based on the Adviser's belief as to the direction of interest rates. The Fund may also trade in response to changes in the creditworthiness of issuers or to take advantage of short-term disparities in market values or yields among comparable bonds. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including dealer mark-ups and other transaction costs and, therefore, affects net Fund performance. If sales create net realized capital gains, shareholders generally will have to pay income tax on those gains. See "Dividends, Distributions and Taxes". The Fund's portfolio turnover rate may be higher than that of similar mutual funds. Please see the "Financial Highlights" section of this prospectus for the portfolio turnover rate of the Fund for the last fiscal year.

Portfolio Holdings

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's SAI.

Investment Adviser

Glickenhaus & Co., ("Glickenhaus" or the "Adviser"), 546 Fifth Avenue, 7th Floor, New York, NY 10036-5000, is the investment adviser for the Fund. Glickenhaus was founded in 1961 and had approximately $1.03 billion under management as of December 31, 2008, including approximately $169 million of municipal securities. Seth M. Glickenhaus, the President of the Fund, is a controlling person of the Adviser. The Adviser makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to oversight by the Fund's Board of Trustees.

During the fiscal year ended February 28, 2009, the Fund paid Glickenhaus a fee equal to 0.40% of the Fund's average net assets for these advisory services.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Fund and the Adviser is available in the Fund's Semi-Annual report to shareholders for the period ended August 31, 2008.

Portfolio Manager

James R. Vaccacio, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Vaccacio joined the Adviser as Manager of Municipal Trading in 1977. He assumed responsibility for managing the Fund's portfolio in 1988.

The SAI has more detailed information about the Adviser and the Fund's other service providers, as well as additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

[ICON] Shareholder Information
--------------------------------------------------------------------------------

Summary of Features

The following chart is a summary of features for both the Premier Class and the Builder Class of the Fund. The following pages provide more detail on each of these features.

-------------------------------------------------------------------------------------------------------------
Feature                                       Premier Class                            Builder Class
-------------------------------------------------------------------------------------------------------------
Goal                                          Higher Yield*                            Convenience
-------------------------------------------------------------------------------------------------------------
Sales Charge                                  None                                     None
-------------------------------------------------------------------------------------------------------------
Minimum Initial Investment                    $20,000                                  $1,000
-------------------------------------------------------------------------------------------------------------
Additional Investments                        $100 minimum                             $100 minimum
-------------------------------------------------------------------------------------------------------------
Checkwriting                                  $5 initial/$1 per check                  No charge
                                              $5,000 minimum check                     $500 minimum check
-------------------------------------------------------------------------------------------------------------
Class Exchanges                               $5 to Builder**                          Free to Premier
-------------------------------------------------------------------------------------------------------------
Auto Investing                                $100 minimum                             $100 minimum
 (after initial investment)
-------------------------------------------------------------------------------------------------------------
Auto Withdrawal                               Not available                            No charge
                                                                                       $25 minimum withdrawal
                                                                                       $5,000 minimum balance
-------------------------------------------------------------------------------------------------------------
Direct Deposit                                Not available                            No charge
-------------------------------------------------------------------------------------------------------------
Historical Account Information                $5 per request                           Free
-------------------------------------------------------------------------------------------------------------
Reinvestment from                             Free                                     Free
  Glickenhaus Sponsored
  Unit Investment Trusts
-------------------------------------------------------------------------------------------------------------

 * Due to lower costs associated with Premier accounts (which are primarily attributable to larger account size and, therefore, lower transfer agency costs), the yield and total return are expected to be higher than those of the Builder Class.

** Holders of Premier accounts which fall in value below $20,000 may be requested to bring their balance up to $20,000. If they fail to do so within 2 months, the account may be converted to Builder shares, in which case a $5 charge may be imposed (for more information, see "Shareholder Information -- General Policies on Selling Shares -- Closing or Converting Small Accounts").

[ICON] Shareholder Information
--------------------------------------------------------------------------------

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                              How NAV is Calculated

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                                      NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding

--------------------------------------------------------------------------------

Pricing of Fund Shares

Per share net asset value ("NAV") for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time. Shares are not priced on days when the New York Stock Exchange is closed for trading.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after it is received in good order by the Fund's transfer agent. This is what is known as the "offering price."

Securities are valued daily at their current market value. In the case of New York Tax Exempt Bonds, generally their value is determined by an independent pricing service approved by the Fund's Trustees. Securities for which neither current pricing service quotations nor market quotations are available are valued in good faith at fair value under procedures approved by the Trustees.

Trading in certain securities, such as tax exempt securities, corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the NAV of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair market value as determined in good faith under procedures approved by the Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon the sale of such security.

[ICON] Shareholder Information
--------------------------------------------------------------------------------

You may purchase shares of the Fund through its transfer agent or through a participating dealer which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through a participating dealer, the dealer is responsible for transmitting orders by close of business to the transfer agent and may have an earlier cut-off time for purchase and sale requests. Consult your dealer or institution for specific information.

Purchasing and Adding to Your Shares

                                                              Minimum
                                   Minimum             Subsequent Investment*/
Account Type                 Initial Investment*     Automatic Investment Plan**

Premier Class                     $20,000                      $100

Builder Class                     $ 1,000                      $100
--------------------------------------------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, foreign checks, money orders, credit card convenience checks, and travelers checks are not accepted.

The Fund may waive its minimum purchase requirement and Glickenhaus (in this capacity, the "Distributor") may reject a purchase order if, in either case, the action is considered by the Distributor to be in the best interest of the Fund and its shareholders.

 * The minimum initial and subsequent amounts do not apply to automatic investments into the Fund of distributions from the Empire State Municipal Exempt Trust and Empire Guaranteed Series -- unit investment trusts sponsored by the Adviser.

** To begin an Automatic Investment Plan, you must open an account with at least the required minimum initial investment ($20,000 for Premier and $1,000 for Builder). The minimum Automatic Investment Plan amounts apply to subsequent investments.

[ICON] Shareholder Information
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Purchasing and Adding to Your Shares -- continued

                Instructions for Opening or Adding to an Account

By Mail

If purchasing through your dealer or broker, simply tell your dealer or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

Initial Investment:*

      1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

      2. Make check or bank draft payable to "The Empire Builder Tax Free Bond Fund."

      3. Mail to: The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, OH 43218-2486.

      * Special procedures apply if you prefer to fax your application. Call the Fund at 1-800-847-5886 for specific instructions. The Fund cannot accept third-party checks, bank starter checks, cash, money orders, credit card convenience checks or travelers checks.

Subsequent Investments:

      1.    Use the investment slip attached to your account statement.

      2.    Include the following information:

            o     The Empire Builder Tax Free Bond Fund

            o     Share class

            o     Amount invested

            o     Account name

            o     Account number

            Include your account number on your check.

      3. Mail to: The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, OH 43218-2486.

By Overnight Service

See instructions 1-2 above for subsequent investments, and send to:

The Empire Builder Tax Free Bond Fund
c/o Citi Fund Services Ohio, Inc.
Attn: T.A. Operations
3435 Stelzer Road
Columbus, OH 43219-8000

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your Account Application or call 1-800-847-5886. Your account can generally be set up for electronic purchases within 10 business days.

Call 1-800-847-5886 to arrange a transfer from your bank account.

--------------------------------------------------------------------------------
Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Fund, the Fund or your dealer or broker will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your dealer or broker is unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the NAV per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable and the account will be frozen.
--------------------------------------------------------------------------------

[ICON] Shareholder Information
--------------------------------------------------------------------------------

Purchasing and Adding to Your Shares -- continued

--------------------------------------------------------------------------------
Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House ("ACH") and may take up to eight business days to clear. There is generally no fee for ACH transactions.
--------------------------------------------------------------------------------

By Wire Transfer

Note: The Fund or your bank may charge a wire transfer fee.

For initial investment:

Call the Fund at 1-800-847-5886 for fax instructions and to request a confirmation number. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:

Instruct your bank to wire transfer your investment to:
Huntington National Bank
Routing Number: ABA 044000024
A/C 01899607532

Include:
Your name
Your Fund account number
Your confirmation number

After instructing your bank to wire the funds, call 1-800-847-5886 to advise us of the amount being transferred and the name of your bank.

--------------------------------------------------------------------------------
You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.
--------------------------------------------------------------------------------

[ICON] Shareholder Information
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Purchasing and Adding to Your Shares -- continued

Automatic Investment Plan

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your Social Security or other regular government checks. Automatic investments can be as little as $100 for each class once you've invested the minimum initial amount required to open the account.

To invest regularly from your bank account:

o Complete the Automatic Investment Program portion on your Account Application. Make sure you note:

      |_|   Your bank name, address and account number;

      |_|   The amount you wish to invest automatically (minimum $100); and

      |_| How often you want to invest (e.g., every month, 4 times a year, twice a year or once a year).

o     Attach a voided personal check.

Direct Deposit of Fund Distributions for Builder Class Accounts

By selecting the appropriate box in the Account Application, you can elect to receive your Builder Class distributions in cash (check) or have distributions from the Fund automatically deposited into your bank account. This feature is not available for Premier Class accounts. The Fund may modify or terminate this option without notice. You can change or terminate your participation in this option at any time by notifying the Fund in writing.
--------------------------------------------------------------------------------

[ICON] Shareholder Information
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Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund's transfer agent. Normally you will receive your proceeds within a week after your request is received.

--------------------------------------------------------------------------------
Withdrawing Money from your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
--------------------------------------------------------------------------------

Instructions for Selling Shares

If you are selling your shares through your dealer or broker, ask him or her for redemption procedures. The request must be received by the transfer agent before 4:00 p.m. Eastern Time to receive that day's price. Your dealer or broker may have transaction minimums and/or transaction times which will affect your redemption.

For all other sales transactions, follow the instructions on the next page.

[ICON] Shareholder Information
--------------------------------------------------------------------------------

Selling Your Shares -- continued

By telephone                            Call 1-800-847-5886 with instructions on how you wish to receive your
(unless you have declined               funds (mail, wire, electronic transfer). (See "General Policies on Selling
telephone sales privileges)             Shares -- Verifying Telephone Redemptions" below.)
------------------------------------------------------------------------------------------------------------------
By Mail                                 1. Call 1-800-847-5886 to request redemption forms or write a letter of instruction indicating:

                                           o  The Empire Builder Tax Free Bond Fund, share class, account number, social security number and account registration;

                                           o  amount you wish to redeem;

                                           o  address where your check should be sent; and

                                           o  account owner signature.

                                        2. Mail to:

                                           The Empire Builder Tax Free Bond Fund
                                           P.O. Box 182486
                                           Columbus, OH 43218-2486
------------------------------------------------------------------------------------------------------------------
By Overnight Service                    See instruction 1 above, and

(See "General Policies on               Send to:
Selling Shares -- Redemptions           The Empire Builder Tax Free Bond Fund
in Writing Required" below.)            c/o Citi Fund Services Ohio, Inc.
                                        Attn: T.A. Operations
                                        3435 Stelzer Road
                                        Columbus, OH 43219-8000
------------------------------------------------------------------------------------------------------------------
Wire Transfer                           Call 1-800-847-5886 to request a wire transfer. If you call by 4 p.m.
You must elect this option on           Eastern time, the NAV of your shares will normally be determined on the
your Account Application.               same day and your payment will normally be wired to your bank on the next business day.

The Fund may charge a wire
transfer fee.

Note: Your financial institution
may also charge a separate fee.
------------------------------------------------------------------------------------------------------------------
Electronic Redemptions                  Call 1-800-847-5886 to request an electronic redemption.
Your bank must participate in           If you call by 4 p.m. Eastern time, the NAV of your shares will normally
ACH and must be a U.S.                  be determined on the same day and the proceeds credited
bank.                                   within 7 business days.

Note: Your bank may charge
for this service.

[ICON] Shareholder Information
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Selling Your Shares -- continued

Automatic Withdrawal Plan -- Builder Class Only

You can receive automatic payments from your Builder Class account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. Shareholders may not maintain an Automatic Withdrawal Plan and utilize the check writing privilege (see below) at the same time. To activate this feature:

      o Make sure you've checked the appropriate box on the Account Application, or call 1-800-847-5886.

      o Your account must have a value of $5,000 or more to start withdrawals.

Redemption by Check Writing

For the Builder Class, shareholders may write checks on their accounts, with a minimum check amount of $500. There is no charge for this service.

For the Premier Class, shareholders may write checks on their accounts, with a minimum check amount of $5,000. The charge for this service is $5 to activate the check writing feature and $1 for each check written.

To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You may not close your Fund account by writing a check.

General Policies on Selling Shares

Redemptions in Writing Required

You must request redemption in writing if your circumstances require a signature guarantee. Such circumstances would include each of the following:

      o     Your account address has changed within the last 10 business days.

      o     The check is not being mailed to the address on your account.

      o     The check is not being made payable to the owner(s) of the account.

      o The redemption proceeds are being transferred to another Fund account with a different registration.

      o The redemption proceeds are being wired pursuant to bank instructions currently not on your account.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would be improper.

[ICON] Shareholder Information
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General Policies on Selling Shares -- continued

Verifying Telephone Redemptions

The Fund takes reasonable steps to ensure that telephone redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders which are not detected by the use of reasonable precautions.

Redemptions Within 10 Business Days of Purchase by Check

When you have made your investment by check, you cannot receive the proceeds until the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a federal funds wire.

Delay of Payment

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Closing or Converting Small Accounts

If your Premier Class account falls below $20,000 as a result of redemptions, the Fund may ask you to increase your balance. If your account remains below $20,000 two months after the request, the Fund may convert your account from Premier Class to Builder Class shares and charge you an exchange fee of $5.00.

If your Builder Class account falls below 20 shares, the Fund may, after giving you at least 60 days' written notice, redeem your shares, close your account and send you the proceeds.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash, if distribution checks are returned and marked as "undeliverable" or remain uncashed for six months, they will be cancelled and the money reinvested in the shareholder's Fund account, and the shareholder's account will be changed automatically so that all future distributions are reinvested in the Fund.

[ICON] Shareholder Information
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                             Exchanging Your Shares

--------------------------------------------------------------------------------
Builder Class shareholders who meet the minimum account size for the Premier Class can exchange their Builder Class shares for Premier Class shares free of charge. (See "Notes on Exchanges" below.)

Exchanges from one Class to another should not result in the recognition of capital gains or losses for federal income tax purposes.
--------------------------------------------------------------------------------

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus OH 43218-2486, or by calling 1-800-847-5886. Please provide the following information:

      o     Your name and telephone number;

      o     The exact name on your account and account number;

      o Taxpayer identification number (usually your Social Security number);

      o     Dollar value or number of shares to be exchanged;

      o     The name of the Class from which the exchange is to be made; and

      o     The name of the Class into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

Notes on Exchanges

o The registration and tax identification numbers of the two accounts must be identical.

o The Exchange Privilege may be changed or eliminated at any time upon 60 days' notice to shareholders.

o Premier Class shareholders who elect to exchange their shares for Builder Class shares are charged a fee of $5 for each exchange.

o Builder Class shareholders who elect to exchange their shares for Premier Class shares may do so free of charge as long as they meet the required minimums.

[ICON] Shareholder Information
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Frequent Purchases and Redemptions of Fund Shares

The Fund does not accommodate market timers. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt the Fund's performance. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order or exchange from any investor it believes has a history of excessive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. On behalf of the Fund, the Board of Trustees has adopted policies and procedures to discourage excessive short-term purchases and redemptions of Fund shares and other abusive trading practices.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time for any reason. In addition, the Fund reserves the right to impose, at any time, additional restrictions, as deemed necessary by the Fund, on purchases or exchange accounts that are believed to have engaged or are engaging in disruptive, excessive or short-term trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

The Adviser will periodically review transaction history reports provided by the Fund's Transfer Agent. Such reports will identify all redemptions that are within a specific time period from a previous purchase in the same account in the Fund. All redemptions meeting the criteria, as determined by the Adviser, will be investigated for possible inappropriate trading.

The policies and procedures are applied uniformly to all accounts. Although the Fund has taken steps to discourage excessive short-term purchases and redemptions of Fund shares, the Fund cannot guarantee that such trading will not occur.

[ICON] Shareholder Information
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Dividends, Distributions and Taxes

Any income the Fund receives in the form of interest or dividends is distributed to its shareholders, less expenses, as dividends. The Fund declares all of its net investment income as distributions on each business day. These distributions of net investment income are then paid out to shareholders monthly. The Fund will declare and distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually.

You can choose from three distribution options:

o     Reinvest all distributions in additional Fund shares;

o Receive distributions of net investment income in cash and reinvest net capital gain distributions in Fund shares; or

o     Receive all distributions in cash.

All dividends and distributions will be automatically reinvested at NAV unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are generally higher for Premier Class shares than for Builder Class because Premier Class shares have lower expenses. Builder Class shareholders may elect to have their dividends and distributions automatically deposited directly into their bank accounts. Call 1-800-847-5886 for an authorization form.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. A failure of the Fund to qualify as a regulated investment company would result in corporate level taxation, and consequently a reduction in income available for distribution to shareholders.

Assuming that at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is exempt from federal income tax, the Fund will be eligible to designate distributions of interest derived from such obligations as "exempt-interest dividends." The Fund intends to pay exempt-interest dividends, which generally are not subject to federal income taxes but may result in a liability for the federal alternative minimum tax, both for individual and corporate shareholders. Distributions of exempt-interest dividends that are properly designated by the Fund as derived from New York Tax-Exempt Bonds are exempt from New York State and New York City personal income tax (but not the New York State corporate franchise tax or New York City General Corporate Tax). In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect your investment in the Fund may have on the federal taxation of your benefits.

If the Fund distributes any interest earned on taxable obligations, such distribution generally will be taxable to shareholders as ordinary income. Distributions of net long-term or short-term capital gains realized by the Fund from the sale or exchange of investments (including investments that generate income exempt from federal or state tax) will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned

[ICON] Shareholder Information
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for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxable in the hands of individuals at the rates applicable to long-term capital gain, provided that both the shareholder and the Fund satisfy certain holding period and other requirements. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Any gain resulting from the sale or exchange of your shares generally will be taxable as long-term or short-term capital gain, depending upon how long you have held your shares of the Fund. However, an exchange of shares between the Premier and Builder Classes should not be taxable.

Dividends are generally taxable to you in the year in which they are paid, except that a dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The taxation of dividends will not be affected by the form in which you receive them. Distributions are made on a per-share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before a distribution date, some of your investment will be returned to you in the form of a distribution.

You will be notified in January of each year regarding the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions may also be subject to other state and local taxes, including withholding taxes.

Avoid Backup Tax Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has underreported income in the past, or who fails to certify to the Fund that he is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends.

The backup withholding tax rate is 28% for amounts paid through December 31, 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. To avoid backup withholding, please make sure you provide your correct tax identification number (social security number for most investors) on your Account Application.

Foreign shareholders may be subject to special withholding requirements.

--------------------------------------------------------------------------------

The foregoing information regarding tax consequences is not intended to constitute advice or counseling to any particular individual. You should consult your tax advisor about the federal, state, local or other tax consequences of an investment in the Fund in your particular circumstances.

[ICON] Other Information About the Fund
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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available upon request.

                                                                    THE EMPIRE BUILDER TAX FREE BOND FUND
                                                                             Financial Highlights
                                                   For a share of beneficial interest outstanding throughout each period

                                            Year Ended         Year Ended         Year Ended        Year Ended         Year Ended
                                        -----------------  -----------------  ----------------- -----------------  -----------------
                                        February 28, 2009  February 29, 2008  February 28, 2007 February 28, 2006  February 28, 2005
                                        -----------------  -----------------  ----------------- -----------------  -----------------
                                        Builder   Premier   Builder  Premier   Builder  Premier  Builder  Premier  Builder  Premier
                                         Class     Class     Class    Class     Class    Class    Class    Class    Class    Class
                                        -------   -------   -------  -------   -------  -------  -------  -------  -------  --------
Net Asset Value, Beginning
   of Period                            $ 16.97   $ 16.97   $ 17.64  $ 17.65   $ 17.66  $ 17.66  $ 17.77  $ 17.77  $ 18.12  $ 18.13
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net investment income                   0.47      0.50      0.54     0.57      0.56     0.59     0.46     0.50      0.41    0.45
   Net realized/unrealized
     gains/(losses) on investments         0.37      0.37     (0.57)   (0.58)     0.04     0.05    (0.10)   (0.10)    (0.22)  (0.23)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment
     Operations                            0.84      0.87     (0.03)   (0.01)     0.60     0.64     0.36     0.40      0.19    0.22
Distributions:
   Net investment income                  (0.47)    (0.50)    (0.55)   (0.58)    (0.56)   (0.59)   (0.46)   (0.50)    (0.41)  (0.45)
   Net realized capital gains                --         --    (0.09)   (0.09)    (0.06)   (0.06)   (0.01)   (0.01)    (0.13)  (0.13)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                    (0.47)    (0.50)    (0.64)   (0.67)    (0.62)   (0.65)   (0.47)   (0.51)    (0.54)  (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $ 17.34   $ 17.34   $ 16.97  $ 16.97   $ 17.64  $ 17.65  $ 17.66  $ 17.66   $ 17.77 $ 17.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                               5.01%     5.19%    (0.20)%  (0.08)%    3.44%    3.70%    2.07%    2.26%     1.11%   1.29%
Ratios/Supplementary Data:
Net Assets, End of Period
   (in thousands)                       $40,250   $46,032   $41,336  $45,248   $45,010  $49,853  $48,323  $53,540  $52,222  $56,313
   Ratios of Net Investment Income to
     Average Net Assets                    2.74%     2.90%     3.07%    3.25%     3.19%    3.39%    2.67%    2.86%    2.32%    2.55%
   Ratios of Net Expenses to Average
     Net Assets (b)                        1.31%     1.15%     1.30%    1.12%     1.28%    1.08%    1.20%    1.01%    1.18%    0.95%
   Ratios of Expenses to Average
     Net Assets*                           1.34%     1.18%     1.33%    1.14%     1.30%    1.10%    1.21%    1.02%    1.22%    0.99%
   Portfolio Turnover Rate (a)            74.67%    74.67%    69.87%   69.87%   134.56%  134.56%   52.14%   52.14%  100.38%  100.38%

* The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian or amounts reimbursed by the Administrator.

(a) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b) Ratio as disclosed reflects the impact of custody fee credits from the custodian. Had the custody credits not been included the impact would have been to increase the ratios by 0.03%, 0.03%, 0.02%, 0.01% and 0.01% for the years 2009, 2008, 2007, 2006 and 2005 respectively.

[ICON]
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For More Information

For more information about the Fund, the following documents are available free upon request:

Annual and Semi-Annual Reports:

The Fund's Annual and Semi-Annual Reports to shareholders contain additional information on the Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference into and is legally considered a part of this prospectus.

You can obtain free copies of the SAI and Annual and Semi-Annual Reports, or request other information and discuss your questions about The Empire Builder Tax Free Bond Fund by contacting a participating dealer that sells the Fund, or by contacting:

        The Empire Builder Tax Free Bond Fund
        3435 Stelzer Road
        Columbus, Ohio 43219-8000
        Telephone: 1-800-847-5886 (8:00 a.m. -- 9:00 p.m. Eastern time)

The Fund does not have an internet website and, therefore, the SAI and Annual and Semi-Annual Reports are not available on the internet other than on the EDGAR database as described below.

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C.
(For information about its operation call 1-202-551-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-3907

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                       Statement of Additional Information
                                  June 26, 2009

      This Statement of Additional Information ("SAI") contains material which may be of interest to investors but which is not included in the prospectus of The Empire Builder Tax Free Bond Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the prospectus of the Fund dated June 26, 2009, as supplemented from time to time (the "Prospectus"). This SAI should be read in conjunction with the Prospectus. Certain disclosure is incorporated into this SAI by reference to the Fund's Annual Report. Investors may obtain a free copy of the Prospectus and/or Annual Report by writing to Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-847-5886.

                                Table of Contents

      Definitions..............................................................2
      Fund History.............................................................2
      Investment Goal and Policies.............................................2
      Investment Restrictions.................................................10
      Management..............................................................12
      Trustee Compensation....................................................15
      Investment Adviser......................................................16
      Portfolio Manager.......................................................19
      Determination of Net Asset Value........................................19
      Purchase of Shares......................................................20
      Investment Programs.....................................................21
      Taxes...................................................................23
      Automatic Withdrawal Program for Builder Class Shares...................27
      Shareholder Liability...................................................27
      Shareholder Voting......................................................27
      Independent Registered Public Accounting Firm...........................27
      Financial Statements....................................................28
      Custodian...............................................................28

      Appendix A - Investment Ratings........................................A-1

                                   DEFINITIONS

The "Adviser" or the "Distributor"          Glickenhaus & Co.

The "Administrator", or the                 Citi Fund Services Ohio, Inc.
"Transfer Agent", or
the "Fund Accountant"

The "SEC"                                   Securities and Exchange Commission

                                  FUND HISTORY

      The Fund was organized as a Massachusetts business trust on September 30, 1983. A copy of the Fund's Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

      The Fund is a no-load, open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series or classes of such shares. Shares of different series or classes can bear different levels of expenses. The Fund's shares are not presently divided into series. The Fund's shares are, however, currently divided into two classes: the Premier Class and the Builder Class. The two classes bear all Fund level expenses pro rata based on the aggregate net asset value ("NAV") of the outstanding shares of the two classes, except that transfer agency costs are class specific and expenses incurred by a class are charged directly to that class.

                          INVESTMENT GOAL AND POLICIES

      The Fund's investment goal and its investment policies are described in detail in the Prospectus. The investment goal of the Fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes is consistent with the preservation of capital. This SAI contains additional information about those policies and about certain miscellaneous investment practices in which the Fund may engage. The Fund is also subject to certain investment restrictions described below.

New York Tax Exempt Bonds

      As used in this SAI, the term "New York Tax Exempt Bonds" refers to debt securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). New York Tax Exempt Bonds consist primarily of bonds of the State of New York and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which certain New York Tax Exempt Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term New York Tax Exempt Bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions"). However, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will normally not exceed 10% of the total amount of the Fund's income distributions.

      In  addition,   the  term  "New  York  Tax  Exempt  Bonds"  includes  debt obligations issued by other governmental entities (for example, U.S. possessions, such as Puerto Rico, Guam and the Virgin Islands) if such debt obligations generate interest income that is exempt from federal income tax and New York State and City personal income taxes (other than any alternative minimum taxes).

      New York Tax Exempt Bonds purchased by the Fund will be of "investment grade" quality. This means that, at the time of purchase, the bonds will be rated in the four highest grades assigned by both Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) and Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB) or will be unrated securities which the Adviser determines are of comparable quality (a description of the four highest grades of debt securities and the highest grade of commercial paper of Moody's and of S&P is included in this SAI). The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated Baa by Moody's or BBB by S&P at the time of purchase or that, if unrated, are determined by the Adviser to be of comparable quality. Securities rated Baa or BBB (and comparable unrated securities) have some speculative characteristics; unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these securities to make principal and interest payments than is the case with higher quality securities. Bonds rated Baa by Moody's are considered medium grade obligations, the security for payment of interest and principal being currently considered adequate, but certain protective elements may be lacking over any great length of time. S&P's description of BBB bonds is similar to that of Moody's, although not identical. It should be noted that the amount of information about the financial condition of an issuer of New York Tax Exempt Bonds may not be as extensive as the amount of information which is made available by corporations whose securities are publicly traded.

      The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities, such as New York Tax Exempt Bonds, generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the credit ratings of obligations and in the ability of an issuer to make payments of interest and principal will also affect the values of these investments. The value of the Fund's shares will fluctuate with the value of its investments.

      Because preservation of capital is part of the Fund's investment objective, and the portion of the Fund's assets that may be invested in securities rated below A (and comparable unrated securities) is limited, the Fund's yield and total return may be significantly lower than that of many other New York Tax Exempt Bond funds during any particular period or over extended periods. For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet repurchase or redemption obligations or to pay expenses), the Fund may invest in taxable obligations, provided that not more than 10% of the Fund's income distributions are subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes. The Fund may also invest in taxable obligations on a temporary defensive basis due to market conditions, in which case more than 10% of the Fund's income distributions could be subject to federal income tax, alternative minimum tax and/or New York State and City personal income taxes. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody's or S&P, commercial paper rated in the highest two grades by either of such rating services, certificates of deposit and bankers' acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash.

      Classifications of New York Tax Exempt Bonds. The two principal classifications of New York Tax Exempt Bonds are general obligation and revenue bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or a specific revenue source and generally not from the unlimited revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue bonds, and depend heavily on the creditworthiness of the user of the facilities.

      Special Considerations Concerning New York Tax Exempt Bonds. Since the Fund invests primarily in New York Tax Exempt Bonds, the performance of the Fund may be affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Bonds to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state or local governments and political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to them and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of New York Tax Exempt Bonds may be affected from time to time by economic, political and demographic conditions. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York Tax Exempt Bonds may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in New York or a particular locality. Any reduction in the actual or perceived ability of an issuer of New York Tax Exempt Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely adversely affect the market value and marketability of its obligations and could adversely affect the values of other New York Tax Exempt Bonds.

      There are,  of course,  variations  in the credit  quality of New York Tax
Exempt   Bonds,   both   within  a   particular   classification   and   between
classifications, depending on numerous factors (see Appendix A).

      Yields. The yields on New York Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the New York Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the New York Tax Exempt Bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, New York Tax Exempt Bonds with the same maturity, interest rate and rating may have different yields while New York Tax Exempt Bonds of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of New York Tax Exempt Bonds or other investment may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

      "Moral Obligation" Bonds. The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

      Additional Risks. Securities in which the Fund may invest, including New York Tax Exempt Bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their New York Tax Exempt Bonds may be materially affected or that their obligations may be found to be invalid and unenforceable.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of New York Tax Exempt Bonds for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Hedging Activities

      General Characteristics of Futures Contracts. The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase. To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

      A futures contract sale generally creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. (As described below, however, index futures contracts do not require actual delivery of the securities making up an index.) A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument on a specified delivery date at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded only on commodity exchanges or boards of trade, known as "contract markets", approved for such trading by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

      Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash and/or securities. This amount is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

      Subsequent payments to and from the broker involved in the transaction occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the futures contract fluctuates. For example, when the Fund has purchased a futures contract and the price of the underlying index or security has risen, that position may have increased in value, in which event the Fund would receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying index or security has declined, the position may be less valuable, in which event the Fund would be required to make a variation margin payment to the broker.

      When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      The Fund may purchase and sell futures contracts on The Bond Buyer Municipal Bond Index (the "Index") (or any other tax-exempt bond index approved for trading by the CFTC) to hedge against general changes in market values of New York Tax Exempt Bonds, which the Fund owns or expects to purchase. The Index is composed of 40 high quality tax-exempt bonds and is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Index assigns relative weightings to the tax-exempt bonds included in the Index, and the Index fluctuates with changes in the market values of those bonds. For example, if the Adviser expected interest rates to increase, the Fund might sell futures contracts on an index. If rates did increase, the value of New York Tax Exempt Bonds held by the Fund would decline, but this decline would usually, but not necessarily, be offset in whole or in part by an increase in the value of the Fund's position in futures contracts. If, on the other hand, the Fund had cash reserves and short-term investments pending anticipated investment in New York Tax Exempt Bonds, and the Adviser expected interest rates to decline, the Fund might purchase futures contracts on an index. The Fund could thus take advantage of the anticipated rise in the values of New York Tax Exempt Bonds without actually buying them until the market had stabilized.

      The Fund may also purchase and sell, subject to the limitations set forth in the Prospectus, futures and options on U.S. Treasury securities ("Treasury Futures") in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds which the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt bonds as changes in value of the Index. However, Treasury Futures generally offer greater liquidity than futures contracts on the Index, which reduces the risk that the Fund will not be able to liquidate a position in a futures contract and may also make Treasury Futures a more effective hedging tool than futures on the Index in some market conditions.

      The successful use of futures and related options and of index options will usually depend on the Adviser's ability to forecast interest rate movements correctly. The Fund's ability to hedge its portfolio positions through these transactions also depends on the degree of correlation between the index underlying the futures and options purchased and sold by the Fund and the New York Tax Exempt Bonds which are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. In the case of options purchased by the Fund, the risk of loss is limited to the premium paid, whereas in the case of options written by the Fund and in the case of a purchase or sale of futures contract, the risk of loss is limited only to the extent that increases in the value of the Fund's investment in securities during the period of the futures contract may offset losses on the futures contract over the same period.

      Income derived by the Fund from options and futures transactions will not be exempt from federal income tax or New York State or City personal income taxes.

      Index Futures Contracts and Options. An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is based on the current value of the relevant index. For example, an index futures contract currently traded on the Chicago Board of Trade is based on the Index. The Index futures contract trades in units equal to $1,000 times the value of the Index. Unlike futures contracts relating to a single specific security, which require the actual delivery of the underlying security at a future date, no delivery of the actual securities making up the Index will take place under an index futures contract. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being based on the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will gain $250,000 (50 units times a gain of 5 times $1000). If the Fund enters into a futures contract to sell 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will lose $250,000 (50 units times a loss of 5 times $1000).

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right in return for the premium paid to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the specific securities, at the specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the index futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account maintained with respect to the option. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made on the expiration date entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contracts are based. Purchasers of options who fail to exercise their options prior to expiration suffer a loss of the premium paid.

      As an alternative to purchasing call and put options on an index futures contract, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Such options would be used in a manner similar to the use of options on index futures contracts.

      Special Risks of Transactions in Futures Contracts and Related Options -- Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises in connection with the use of index futures contracts and options because of the imperfect correlation between movements in the prices of the index futures contracts and movements in the prices of the securities that are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on indices whose movements are, in the Adviser's judgment, likely to correlate closely with movements in the prices of the Fund's portfolio securities sought to be hedged. In addition to the degree of correlation to the prices of the Fund's portfolio securities, the Adviser will consider the liquidity of the market in which the applicable futures contract is traded.

      Successful use of index futures contracts and related options by the Fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased put options on index futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the put options and also experience a decline in the value of its portfolio securities. In addition, the prices of index futures and related options may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market in general, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time period. The Adviser believes, however, that over time the over-all value of the Fund's portfolio will tend to move in the same direction as the market indices that are intended to correlate with the price movements of the portfolio securities sought to be hedged.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying securities or index. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

      Liquidity Risks. To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out the position. The ability to establish and close out positions will be subject to the maintenance of a liquid secondary market. There can be no assurance that this market will exist when the Fund seeks to close a position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Miscellaneous Investment Practices

      Forward Commitments. New issues of New York Tax Exempt Bonds and other debt securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account with the Fund's custodian or otherwise designates on its records, certain liquid obligations in an amount sufficient to meet the purchase price at all times. When the time comes to pay for when issued securities, the Fund will meet its obligations from its then available cash flow, from the sale of securities held in the segregated account or otherwise designated or sale of other securities, or, although it would not ordinarily expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Forward commitments may themselves be considered securities. They involve a risk of loss if the value of the New York Tax Exempt Bond or other security to be purchased declines prior to the settlement date; and because such risk is in addition to the risk of decline in value of the Fund's other assets, forward commitments may involve a form of leveraging. Although the Fund will generally enter into forward commitments with the intention of acquiring New York Tax Exempt Bonds or other securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

      Taxable Investments. The Fund may invest in taxable obligations temporarily, such as pending new investments, for defensive purposes, or when it needs to keep its assets particularly liquid, such as to meet repurchase or redemption obligations or to pay expenses. However, not more than 10% of the Fund's income distributions may be subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes under normal market conditions.

      Futures and Options and Treasury Futures. The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase. The Fund may also purchase and sell futures and options on U.S. Treasury securities in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds that the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt Bonds as changes in value of the Index. The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

      Portfolio Turnover. Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective. The Fund's portfolio turnover rate for the fiscal years ended February 29, 2008 and February 28, 2009 was 69.87% and 74.67%, respectively.

      Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The Adviser believes that, in general, the secondary market for New York Tax Exempt Bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited at any particular time and with respect to any particular securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of New York Tax Exempt Bonds or changes in the investment objectives of investors.

      Repurchase Agreements. The Fund may enter into repurchase agreements with registered broker/dealers and with U.S. commercial banks with respect to not more than 10% of the value of its total assets (taken at current value) except when investing for temporary defensive purposes during times of adverse market conditions. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The seller's obligations are secured by collateral (which is marked to market on a daily basis) having a market value not less than the value of the securities purchased by the Fund plus accrued interest. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income during this period, and (c) expenses of enforcing its rights. If a repurchase agreement is treated as a securities loan, the Fund will not have title to the collateral. Although the Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities.

                                   ----------

      Except as described below under  "Investment  Restrictions" and except for
(1) the policy that under normal market conditions at least 90% of the Fund's income distributions will be exempt from federal income tax, alternative minimum tax, and New York State and City personal income taxes and (2) the policy that Fund distributions from interest income on "private activity bonds" the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions, the investment policies described in the Prospectus and in this SAI are not fundamental and the Trustees may change such policies without any shareholder vote. As a matter of policy, however, the Trustees do not intend to change the Fund's investment objective without a vote of a majority of the outstanding voting securities of the Fund as defined below.

Disclosure of Portfolio Holdings

      The Board of Trustees has approved Policies and Procedures on Disclosure of Portfolio Holdings for the Fund (the "Disclosure Policies"). The Disclosure Policies provide that the Fund may provide information regarding its portfolio holdings to its service providers where relevant to duties to be performed for the Fund and the recipients are obligated to maintain the confidentiality of that information and to not trade based on that non-public information. Such service providers include fund accountants, administrators, investment advisers, custodians, independent registered public accountants, and attorneys. Neither the Fund nor any service provider to the Fund may disclose information about the Fund's portfolio holdings, which may include information about trading strategies implemented or to be implemented by the Fund or pending transactions in the Fund, to other third parties except in certain limited circumstances.

            (1) The Fund, or its duly authorized service providers, may publicly disclose the Fund's holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Fund's completed purchases and sales may be made publicly available only simultaneously with or after the public disclosure of a Fund's portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof.

            (2) The Fund may distribute (or authorize its service providers to distribute) information concerning the Fund's portfolio holdings to mutual fund evaluation services such as S&P and Morningstar before its public disclosure is required or authorized, provided that:

            -the recipient does not distribute portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and

            -the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

            (3) The Fund or its duly authorized service providers may distribute the following information concerning the Fund portfolio before disclosure of portfolio holdings is required or authorized, provided that the information, or information regarding the Fund's portfolio holdings from which the information is derived, has been publicly disclosed:

            -sector information and the total percentage of the Fund held in each sector; or

            -any other analytical data that does not identify any specific portfolio holding.

            (4) The portfolio manager and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.

      The Disclosure Policies prohibit the Fund and any if its service providers, including its investment adviser, from entering into any arrangement to receive compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Fund's portfolio holdings.

      The Chief Compliance Officer ("CCO") is responsible for overseeing the disclosure of the Fund's portfolio holdings for compliance with the Disclosure Policies. As part of this responsibility, the CCO will review the Fund's disclosure practices to address any conflicts between the interest of the Fund shareholders, on the one hand, and those of the investment adviser, sub-adviser, if applicable, distributor, or affiliated persons, on the other, and to ensure that all disclosures of the Fund's portfolio holdings are in the best interests of Fund shareholders.

      Each violation of these Disclosure Policies must be reported to the Fund's CCO. If the CCO, in the exercise of his or her duties, deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), he/she shall report it to the Fund's Board of Trustees, as required by Rule 38a-1.

                             INVESTMENT RESTRICTIONS

      As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, the Fund will not:

            (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made.)

            (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purposes of this restriction, collateral arrangements with respect to margin for financial futures (including securities index futures) contracts, options on such futures contracts and options on securities indexes are not deemed to be pledges of assets.

            (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, but it may make margin payments in connection with financial futures (including securities index futures) contracts, options on such futures contracts or options on securities indexes.

            (4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

            (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

            (6)  Purchase  or  sell  real  estate,   although  it  may  purchase
      securities which are secured by or represent interests in real estate.

            (7) Purchase or sell commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options.

            (8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

            (9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

            (10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to New York Tax Exempt Bonds.

            (11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

            (12) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York Tax Exempt Bonds, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry.

            (13) Acquire more than 10% of the voting securities of any issuer.

            (14) Issue any class of securities which is senior to the Fund's shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.

            (15)  Invest in (a)  securities  which in the  opinion of the Fund's investment adviser at the time of such investment are not readily marketable, (b) securities, the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's total assets (taken at current value) would be invested in the aggregate in securities described in (a),
      (b) and (c) above.

            It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

            (1) Invest in the securities of other investment companies, except shares of other open-end management investment companies purchased on a no-load basis or by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund generally may not (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company.)

            (2) Purchase options or puts, calls, straddles, spreads or combinations thereof, except that the Fund may buy and sell call and put options on financial futures (including securities index futures) contracts and on securities indexes; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

            (3) Purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

                                   ----------

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                   MANAGEMENT

      The Trustees of the Fund are responsible under the terms of its Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, for overseeing the conduct of the Fund's business. The following tables show information concerning the Trustees and principal officers of the Fund, including their principal occupations for at least the past 5 years.

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Fund ("Independent Trustees")


                                                                                     Number of
                                         Term of Office                            Portfolios in
                                          with Trust -                              Fund Complex      Other
 Name, Address, and       Position(s)    Length of Time   Principal Occupation(s)   Overseen by    Directorships
Month/Year of Birth     Held with Fund      Served*         During Past 5 Years       Trustee     Held by Trustee
-------------------     --------------   --------------   -----------------------  -------------  ---------------
Edward Falkenberg           Trustee          Since       Principal, ACME Real            1             None
23 Oak Lane                                June 1989     Estate (1998 to present).
Scarsdale, NY  10583
(09/40)

Edward A. Kuczmarski        Trustee          Since       Certified Public                1       Director of New
Crowe Horwath LLP                          April 1984    Accountant, Managing                    York Daily
477 Madison Avenue                                       Partner, Crowe Horwath                  Tax-Free Income
10th Floor                                               LLP (formerly, Hays &                   Fund, Inc., the
New York, NY  10022                                      Company LLP) (1980 to                   ISI Fund Group,
(11/49)                                                  present).                               and 9 Funds
                                                                                                 within the
                                                                                                 Reich & Tang
                                                                                                 Complex

Caroline E. Newell          Trustee          Since       Head, Park Ave. Christian       1       Director of New
PACCDS                                     April 1984    Church Day School (2001                 York Daily
1010 Park Avenue                                         to present); Head, Le                   Tax-Free Income
New York, NY 10028                                       Chateau des Enfants (1991               Fund, Inc.
(07/40)                                                  to present).

                                                                                     Number of
                                         Term of Office                            Portfolios in
                                          with Trust -                              Fund Complex      Other
 Name, Address, and       Position(s)    Length of Time   Principal Occupation(s)   Overseen by    Directorships
Month/Year of Birth     Held with Fund      Served*         During Past 5 Years       Trustee     Held by Trustee
-------------------     --------------   --------------   -----------------------  -------------  ---------------
John P. Steines, Jr.        Trustee          Since       Professor of Law, New           1       Director of New
NYU School of Law                         August 1984    York University School of               York Daily
Rm. 430                                                  Law (1978 to present) and               Tax-Free Income
40 Washington Square                                     Counsel, Cooley Godward                 Fund, Inc.
South                                                    Kronish LLP (law firm)
New York, NY  10012                                      (2004 to present);
(10/48)                                                  Counsel, Deloitte &
                                                         Touche LLP (2001 to 2004).

Trustees who are Interested Persons (as defined in the 1940 Act) of the Fund ("Interested Trustees")

                                                                                     Number of
                                                                                   Portfolios in
                                        Term of Office -                            Fund Complex       Other
 Name, Address, and      Position(s)     Length of Time   Principal Occupation(s)   Overseen by    Directorships
Month /Year of Birth   Held with Fund        Served*        During Past 5 Years       Trustee     Held by Trustee
-------------------    --------------   ----------------  -----------------------  -------------  ---------------
Seth M. Glickenhaus**      Trustee,          Since        General Partner of             1              None
546 Fifth Avenue         Chairman of      April 1984      Glickenhaus & Co. (1961
7th Floor               the Board and                     to present).
New York, NY 10036        President
(03/14)

* Each Trustee serves until (s)he resigns or is removed in accordance with the Fund's Amended and Restated Agreement and Declaration of Trust.

**  Designates  an  "interested  person"  of the Fund as that term is defined in
Section 2(a)(19) of the 1940 Act. Mr. Glickenhaus is deemed to be interested person because of his affiliation with the Adviser.

Officers Who Are Not Trustees

Name, Address, and                   Position(s) Held         Term of Office - Length      Principal Occupation(s)
Month/Year of Birth                      with Fund                of Time Served             During Past 5 Years
-------------------                  ----------------         -----------------------      -----------------------
Michael J. Lynch                   Senior Vice President             Indefinite           Director, Unit Trust
Glickenhaus & Co.                                                 Since March 1997        Department Glickenhaus &
546 Fifth Avenue                                                                          Co. (1997 to present).
7th Floor
New York, NY 10036-
5000
(07/62)

Daniel J. Igo                            Secretary                   Indefinite,          Project Manager and
Citi Fund Services Ohio, Inc.                                    Since December 2007      Assistant Vice President,
100 Summer Street                                                                         Citi Fund Services, Inc.
Ste. 1500                                                                                 (2007 to present); Legal
Boston, MA 02110                                                                          Services Manager, Citi
(09/70)                                                                                   Fund Services, Inc. (2004
                                                                                          to 2006); Manager, State
                                                                                          Street Research &
                                                                                          Management Company (2003
                                                                                          to 2004).

Name, Address, and                   Position(s) Held         Term of Office - Length      Principal Occupation(s)
Month/Year of Birth                      with Fund                of Time Served             During Past 5 Years
-------------------                  ----------------         -----------------------      -----------------------
Michael J. Nanosky               Chief Compliance Officer            Indefinite           Vice President and Chief
3435 Stelzer Road                and Anti-Money Laundering        Since March 2009        Compliance Officer, CCO
Columbus, OH 43219                        Officer                                         Services of Citi Fund
(06/66)                                                                                   Services (2008 to
                                                                                          present); Chief Compliance
                                                                                          Officer of one other
                                                                                          investment company or
                                                                                          fund complex for which CCO
                                                                                          Services of Citi Services
                                                                                          provides compliance services
                                                                                          (2009 to present); Vice
                                                                                          President and Managing
                                                                                          Director of Regulatory
                                                                                          Compliance, National City
                                                                                          Bank-Allegiant Asset
                                                                                          Management (2004 to 2008);
                                                                                          Vice President and Director
                                                                                          of Fund Administration
                                                                                          and Compliance, National
                                                                                          City Bank-Allegiant Asset
                                                                                          Management (2002 to 2004).

Jonathan Rosen                           Treasurer                   Indefinite,          Senior Vice President,
3435 Stelzer Road                                                       Since             Financial Administration,
Columbus, OH 43219                                                 September 2008         Citi Fund Services Ohio,
(02/71)                                                                                   Inc. (2008 to present);
                                                                                          Vice President, Financial
                                                                                          Administration, Citi Fund
                                                                                          Services Ohio, Inc. (2003
                                                                                          to 2008).

      As of June 2, 2009, to the knowledge of the Administrator, the Officers and the Trustees of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund and no one shareholder owned 5% or more of the outstanding shares of the Fund. As of December 31, 2008, the dollar range of equity securities owned by each Trustee in the Fund was as follows:

                                                             Aggregate Dollar Range of Equity
                                                           Securities in All Funds Overseen by
                               Dollar Range of Equity              Trustee in Family of
Name of Trustee                Securities in the Fund              Investment Companies
---------------                ----------------------      -----------------------------------
Independent Trustees
--------------------
Edward Falkenberg                       None                               None

Edward A. Kuczmarski                $1 - $10,000                       $1 - $10,000

Caroline E. Newell                      None                               None

John P. Steines, Jr.              $10,001 - $50,000                 $10,001 - $50,000

Interested Trustee
------------------
Seth M. Glickenhaus                     None                               None

Committees

      Currently,  the  Board  of  Trustees  has an  audit  committee,  which  is comprised of solely Independent Trustees. The members of the audit committee are: Edward Falkenberg, Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines, Jr. Among other things, the audit committee, which met twice during the fiscal year ended February 28, 2009, (i) recommends to the Board of Trustees the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit; (iii) reviews the annual audit with the independent registered public accounting firm and the annual financial statements of the Fund; and (iv) approves all audit and non-audit services rendered to the Fund by the Fund's independent registered public accounting firm and all non-audit services rendered to the Adviser.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-847-5886; and (ii) on the Securities and Exchange Commission's (the "Commission") website at http://www.sec.gov.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30th is available
(i) without charge, upon request, by calling 1-800-847-5886; and (ii) on the Commission's website at http://www.sec.gov.

Code of Ethics

      The Fund and the Adviser (which is also the Distributor) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Code permits investment personnel to invest in securities for their personal accounts, including securities that may be purchased by the Fund, subject to certain procedures intended to prevent abuses.

                              TRUSTEE COMPENSATION

      The following table shows the compensation paid by the Fund to the Trustees for fiscal year ended February 28, 2009.

                                                          Pension or
                                                          Retirement                           Total
                                                           Benefits       Est. Annual       Compensation
                                      Aggregate           Accrued As        Benefits       from Fund and
                                     Compensation        Part of Fund         Upon          Fund Complex
  Name of Trustee                   from the Fund          Expenses        Retirement     Paid to Trustees
  ---------------                   -------------          --------        ----------     ----------------
Independent Trustees
--------------------
Edward Falkenberg                      $11,250                $0               $0             $11,250

Edward A. Kuczmarski                   $11,250                $0               $0             $11,250

Caroline E. Newell                     $11,250                $0               $0             $11,250

John P. Steines, Jr.                   $11,250                $0               $0             $11,250

Interested Trustee
------------------
Seth M. Glickenhaus                       $0                  $0               $0                $0

      Trustees of the Fund not affiliated with the Adviser or Citi Fund Services Ohio, Inc. receive a quarterly retainer of $2,100 and an additional attendance fee of $900 for each meeting attended. The Independent Trustees who serve on committees of the Board of Trustees receive an additional attendance fee of $750 for each committee meeting attended held on a day other than the regular quarterly meeting. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

      Certain Officers and Trustees of the Fund are affiliated with the Adviser or the Administrator. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

                               INVESTMENT ADVISER

      Glickenhaus & Co., the Adviser, was founded in 1961 by Seth M. Glickenhaus, who is Chairman of the Board of Trustees and President of the Fund and a general partner and a controlling person of the Adviser. The Adviser managed approximately $1.03 billion of equity and fixed-income securities as of December 31, 2008, and acts as a securities broker-dealer and as sponsor of Empire State Municipal Exempt Trust, Empire Guaranteed Services and Empire Maximus AMT Series A, which are unit investment trusts.

      The Adviser serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund dated as of July 1, 1988. Pursuant to the Investment Advisory Agreement, the Adviser provides investment research, advice and supervision to the Fund and is responsible for formulating a continuous program for investment of the Fund's assets, subject to the general supervision of the Fund's Trustees. The Adviser places orders for all purchases and sales of the Fund's portfolio securities. The Adviser also compensates its own partners and employees who serve as trustees or officers of the Fund.

      The compensation payable to the Adviser under the Investment Advisory Agreement is a monthly fee based on the average NAV of the Fund, determined at the close of each business day during the month, at the following annual rates:
0.40% of the first $100,000,000 of average daily NAV and 0.3333% of any excess of average daily net assets over $100,000,000. The Adviser's compensation under the Investment Advisory Agreement is subject to reduction to the extent that in any year the Fund's expenses, including the Adviser's fee, exceed 1.50% of the Fund's average annual net assets. As indicated in the Prospectus, neither class's total expenses exceeded this cap during the most recent fiscal year.

      The Fund pays all expenses not assumed by the Adviser, including, without limitation, auditing, legal, pricing of portfolio securities, custodial, shareholder servicing, shareholder reporting, registration and blue sky expenses.

      As indicated under "Portfolio Transactions" below, the Adviser may place Fund portfolio transactions with broker/dealers who furnish the Adviser, without cost to the Adviser, certain research, statistical and quotation services of value to the Adviser and its affiliates in advising the Fund and other clients. In so doing, the Adviser may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See "Portfolio Transactions."

      The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of the Adviser.

      The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on not more than 60 days' written notice. It may be amended only by a vote of the shareholders of the Fund. The Agreement also terminates without payment of any penalty in the event of its assignment, as such term is defined in the 1940 Act. The Agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Independent Trustees of the Fund cast in person at a meeting called for such purpose. The vote of the shareholders required is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

      For the fiscal years ended February 28, 2007, February 29, 2008 and February 28, 2009, the Fund paid the Adviser $388,744, $365,684, and $344,469, respectively, in fees.

Portfolio Transactions

      Investment Decisions. Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients at the same time that it is sold for one or more other clients. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by them. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

      Brokerage and Research Services. It is anticipated that most purchases and sales of portfolio investments will be with underwriters of or dealers in New York Tax Exempt Bonds and other tax-exempt securities, acting as principal. Accordingly, it is not anticipated that the Fund will pay significant brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, where most of the Fund's portfolio transactions will be effected, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriters or dealer.

      The Adviser will place all orders for the purchase and sale of portfolio securities for the Fund and will buy and sell securities for the Fund through a substantial number of dealers. In so doing, the Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, for example, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the dealer involved and the quality of service rendered by the dealer in other transactions.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser will receive research, statistical and quotation services from many dealers with which the Adviser places the Fund's portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser receives such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act") and by the Investment Advisory Agreement, the Adviser may cause the Fund to pay a dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

      Pursuant to conditions set forth in rules of the SEC, the Fund may purchase securities from an underwriting syndicate of which the Adviser is a member (but not from the Adviser itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees.

      In addition, subject to the provisions of the 1940 Act and to policies of the Trustees adopted from time to time, the Adviser may also act as agent in connection with the purchase and sale of portfolio securities which are not effected on a stock exchange. Under such circumstances, the Adviser would receive and retain a commission from the Fund for its services.

      During the fiscal years ended February 28, 2007, February 29, 2008, and February 28, 2009, the Fund paid no brokerage commissions.

Principal Underwriter

      Glickenhaus & Co. (in such capacity, the "Distributor"), 546 Fifth Avenue, 7th Floor, New York, New York 10036-5000, is the principal underwriter of shares of the Fund, which are offered continuously. The Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. The Fund pays the cost of typesetting for its prospectus and the cost of printing and mailing prospectuses sent to existing shareholders. The Distributor pays the cost of printing and distributing all other prospectuses. Since January 1995, shares of the Fund have been offered solely on a no-load basis.

Administrator and Fund Accountant

      Pursuant to an Administration Agreement dated October 1, 1996, as amended on January 1, 2000, September 21, 2001 and June 20, 2007, the Administrator, Citi Fund Services Ohio, Inc., provides various administrative services and personnel necessary for the operations of the Fund. For providing such services and personnel, the Administrator receives a monthly fee, calculated daily, at the rate of 0.14% of the Fund's average daily net assets, subject to an annual minimum fee of $200,000, plus reimbursement for certain expenses. In addition, the Administrator receives $3,000 for the preparation and filing of each Form N-Q for the Fund.

      Prior to January 1, 2008, the monthly fee paid to the Administrator was 0.15% of the Fund's average daily net assets, subject to certain other fees that are currently in place and noted above.

      For each of the fiscal years ended February 28, 2007, February 29, 2008, and February 28, 2009, the Fund paid the Administrator $206,000, $206,000, and $204,791 respectively, in fees under the Administration Agreement.

      The Fund Accountant provides the Fund with certain accounting and related services, pursuant to a Fund Accounting Agreement dated October 1, 1996, as amended on January 1, 2000 and June 20, 2007. For its services under the Fund Accounting Agreement, the Fund Accountant receives a monthly fee at the rate of 0.03% of the Fund's average daily net assets, subject to an annual minimum fee of $40,000, and $10,000 for each additional class of shares after the first class, plus reimbursement for certain other expenses.

      For the fiscal years ended February 28, 2007, February 29, 2008, and February 28, 2009, the Fund paid the Fund Accountant $62,438, $63,629, and $60,408 respectively, in fees and expenses under the Fund Accounting Agreement.

      The Fund has also entered into a compliance services agreement with Citi Fund Services Ohio, Inc. (the "Compliance Services Agreement"). Pursuant to the terms of the Compliance Services Agreement, Citi Fund Services Ohio, Inc. makes available an individual to serve as the Fund's chief compliance officer. The chief compliance officer is responsible for administering the Fund's compliance policies and procedures and annually reviewing the compliance policies and procedures of the Fund and the Fund's service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services rendered under the Compliance Services Agreement, Citi Fund Services Ohio, Inc. receives an annual fee of $60,000, subject to annual adjustments based on the percentage increase in the consumer price index. For the year ending February 28, 2009, the annual fee was approximately $64,000, plus out-of-pocket expenses.

Transfer Agent

      Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent of the Fund's assets (in such capacity, the "Transfer Agent"). Since April 15, 1996, the Fund's shares have been divided into two classes: the Premier Class and the Builder Class. The transfer agency fees associated with each Class are allocated to that Class. The transfer agency fee is a specified dollar amount per each open and each closed shareholder account, subject to a minimum fee for the Fund and an additional minimum fee for each additional class after the first share class. Since the average size of Premier Class accounts is higher than for Builder Class accounts, the Premier Class bears lower transfer agency fees as a percentage of the aggregate net assets of the class.

                                PORTFOLIO MANAGER

      The portfolio manager of the Adviser responsible for the day-to-day management of the Fund is James R. Vaccacio. Other than the Fund, Mr. Vaccacio does not manage any registered investment companies or pooled investment vehicles; however, he does manage five other accounts. The total assets of the five other accounts are approximately $3.15 million. Mr. Vaccacio does not receive any compensation from the Adviser or Fund for his management of the two other accounts and does not receive advisory fees based on performance.

      When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. The Fund does not believe that any material conflicts are likely to arise out of Mr. Vaccacio's management of the other accounts in addition to the Fund. Those accounts present limited opportunity for conflicts of interest with respect to the Fund because they do not have similar investment objectives as the Fund and generally do not invest in the same types of securities. In addition, the Adviser has policies and procedures, enforced by the Adviser's compliance department, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. Further, the Fund's Code of Ethics addresses potential conflicts of interest and requires access persons to obtain pre-clearance before acquiring beneficial ownership of Fund securities issued pursuant to an initial public offering or a limited offering.

      As of February 28, 2009, Mr. Vaccacio did not own any shares of the Fund.

      Mr. Vaccacio is compensated by the Adviser for the management of the Fund on the basis of a fixed salary plus a bonus. His base salary is reviewed annually and adjusted on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility. The bonus portion of Mr. Vaccacio's compensation is determined by the Adviser's performance.

                        DETERMINATION OF NET ASSET VALUE

      The NAV per share of the Fund will be determined once on each day on which the New York Stock Exchange (the "Exchange") is open, at the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time), and on any other day on which there is sufficient trading in the Fund's portfolio securities to affect the NAV of shares of the Fund, if shares of the Fund are sold, repurchased or redeemed on such day, in the following manner: tax exempt securities (including New York Tax Exempt Bonds) will be stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. At the date of this SAI, this service is furnished by one of the following independent pricing agents:
Interactive Data and Pricing and Reference Data, Inc., Standard & Poor's, PricingDirect Inc., Reuters, and Bloomberg LP. The Fund believes that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon prices provided by pricing services or otherwise based on fair value determined under procedures approved by the Trustees. Tax-exempt and non-tax-exempt securities for which market quotations are readily available will be stated at market value, which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported mean price, except that U.S. government securities will be stated at the mean between the last reported bid and ask prices. Short-term notes having remaining maturities of 60 days or less will be stated at amortized cost, which approximates market. Liabilities will be deducted from the total, and the resulting amount will be divided by the number of shares outstanding.

      The Fund will not calculate its NAV on certain holidays, including New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Generally, trading in certain securities, such as tax-exempt securities, corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the NAV of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith under procedures approved by the Trustees.

                               PURCHASE OF SHARES

      The Prospectus contains a general description of how investors may buy shares of the Fund. This SAI contains additional information that may be of interest to investors. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

      The Fund's shares may be purchased from broker/dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor ("Qualified Dealers") in states where shares are qualified for offer and sale. The price of shares to the investor is the NAV for the relevant class of shares next determined after acceptance of an order by the Transfer Agent. The NAV of each class is computed once daily on each day that the Exchange is open as of the close of regular trading (the "closing time") on the Exchange. At the date of this SAI, the close of regular trading is normally 4:00 p.m., Eastern Time, but this time may be changed. The NAVs so determined become effective at the Exchange closing time. Orders for shares of the Fund received by Qualified Dealers prior to the Exchange closing time are confirmed by the Transfer Agent at the relevant NAV determined at such closing time, provided the order is received and accepted by the Transfer Agent prior to its close of business at 4:00 p.m. Eastern Time. It is the responsibility of the dealer to transmit such orders so that they will be received by the Transfer Agent prior to its close of business. Orders received by the Transfer Agent subsequent to the Exchange closing time will be confirmed at the relevant NAV determined at the closing time on the next day the Exchange is open. The Distributor will purchase shares from the Fund at NAV and sell them to Qualified Dealers.

      The two classes of shares offer different services and features. Premier Class shares bear lower transfer agency costs (as a percentage of average net assets) and therefore generate a higher investment return. Shareholders should choose between the two classes based upon whether they meet the higher minimum account size for the Premier Class, or whether they desire the benefits of the additional services and features associated with the Builder Class.

      If the balance in a shareholder's account is less than an amount set by the Trustees (currently 20 shares in the Builder Class and $20,000 in the Premier Class), the Fund may close or convert the account depending on which class of shares the investor holds. If your Builder Class account falls below 20 shares, the Fund may, after providing you with at least 60 days' written notice, redeem your shares, close your account and send you the proceeds. A shareholder can avoid account termination by increasing his or her shares above the minimum. If your Premier Class account falls below $20,000 as a result of redemptions, the Fund may ask you to increase your balance. If your Premier Class account does not reach the $20,000 minimum within two months after the request, the Fund may convert your account from Premier Class to Builder Class shares and charge you an exchange fee of $5.00 The Fund may also redeem shares in an account in excess of an amount, which may be set from time to time by the Trustees. In the event such a maximum account size is adopted in the future, the Fund's Prospectus will be supplemented to describe it.

      Expenses. Each class of shares bears the transfer agency costs associated with that class of shares. In addition, Premier Class shareholders bear certain charges for the check-writing service, exchanges and historical account information, as explained above. All other expenses of the Fund are borne by the Fund as a whole and are allocated pro rata based on the NAVs of the outstanding shares of the two classes of shares.

                               INVESTMENT PROGRAMS

      Investment Account. When a shareholder makes an initial investment in the Fund, an open account (hereinafter referred to as an "Investment Account") will be established for him, her or it on the books of the Fund by the Administrator.

      For the Builder Class, the minimum initial investment to open an account is $1,000. The minimum for additional investments in an account is $100. However, these investment minimums do not apply to automatic investment in the Fund of distributions from the unit investment trusts described below (see "Unit Investment Trusts").

      For the Premier Class, the minimum initial investment to open an account is $20,000. The minimum amount for additional investments is $100, except that the $100 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts described below (see below "Unit Investment Trusts"). If the balance in a Premier Class shareholder's account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder's account from Premier Class to Builder Class shares.

      All purchases by mail will be made at the relevant NAV determined at the close of regular trading on the Exchange on the day of receipt by the Transfer Agent (if such day is a trading day, or, if not, on the first trading day thereafter). The shares are sold to the shareholder by the dealer, for whom the Transfer Agent acts as agent. Purchases other than by mail will be made at the relevant NAV per share next determined after receipt of the order, as described under "Purchase of Shares."

      By opening an Investment Account, the shareholder authorizes the Fund to hold his or her shares on "deposit" with the Transfer Agent. Shares held in an Investment Account may be redeemed as described under "Redemption of Shares." Each time shares are credited to or withdrawn from an Investment Account (except pursuant to an investment plan, or in connection with certain automatic investments or reinvestments in the Fund, as described below), the shareholder receives a statement showing the current transaction, prior transactions in the account during the calendar year to date, and the current number of shares held therein. When shares are invested pursuant to an investment plan, the shareholder receives a statement within five business days following such transaction. Shareholders who have elected to have their distributions of net interest income from the Fund automatically reinvested in shares of the Fund, and shareholders of certain unit investment trusts who have elected to have distributions from such trusts automatically invested in shares of the Fund (see "Unit Investment Trusts" below), will receive a single quarterly statement confirming the amount of these automatic investments and reinvestments in the Fund during the quarter. At the end of each year a complete annual statement of share transactions is mailed to each shareholder.

      Unless otherwise indicated in writing by the shareholder, all income dividends on the dividend payment date and any distributions of capital gains on the record date are credited to the Investment Account in additional shares of the same class on the basis of the closing NAV for that class on such respective dates. However, the shareholder may instead elect to receive distributions of income dividends in cash and capital gain distributions in additional shares of the same class, reinvested at the relevant NAV on the record date, or to receive both dividends and capital gain distributions in cash. A shareholder may change this distribution option at any time by written notification to the Transfer Agent. The change will be effective for the next distribution provided it is received prior to the record date for that distribution.

      The provisions applicable to Investment Accounts may be amended without penalty by the Fund on 30 days' prior written notice to the shareholders. An Investment Account does not assure a profit or offer protection against depreciation in declining markets.

      Automatic Investment Program. Voluntary investments of at least $100 may be made automatically by pre-authorized withdrawals from your bank checking account. Please call 1-800-847-5886 for more information about how to establish an automatic investment program.

      Reinvestment of Dividends and Distributions. Purchases of shares of either class may be made by reinvestment of dividends and capital gains distributions paid by the Fund on shares of that class. These purchases are made for you by the Fund at NAV for your class of shares.

      Redemption of Shares. Redemption or repurchase of shares is a taxable event and gain or loss must be recognized. However, to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

      You can redeem your shares to the Fund on any day the Exchange is open, either directly to the Fund (by sending a letter) or through your investment dealer. The Fund will redeem only shares for which it has received payment.

      The Fund generally sends you payment for your shares the next business day. However, if shares are redeemed through an investment dealer, payment is made to that dealer. When you redeem shares, you may realize a capital gain or loss depending on the difference between what you paid for your shares and what you received for them.

      The Transfer Agent usually requires additional documentation to sell shares registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. Contact the Transfer Agent at 1-800-847-5886 for details.

      Shareholders wishing to redeem shares by drawing checks on their accounts must first complete the signature card (and resolution, if the shareholder is not an individual) provided with the application. Upon receiving the properly completed application, card and resolution, the Transfer Agent will provide you with checks drawn on Huntington National Bank. These checks may be made payable to the order of any person in the amount of $500 or more for the Builder Class and $5,000 or more for the Premier Class. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check.

      Shareholders utilizing checks will be subject to Huntington National Bank's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn, since the NAV of shares will fluctuate. If insufficient shares are in the account, the check will be returned marked "insufficient funds" and no shares will be redeemed. It is not possible to determine in advance the total value of the entire account because dividends declared on shares held in the account or prior redemptions and possible changes in NAV may cause the account to change in amount.

      You may elect to redeem shares by telephoning a redemption request through a participating investment dealer. Your dealer must receive your request before the close of regular trading on the Exchange and transmit it to the Transfer Agent before 4:00 p.m. Eastern Time to receive that day's price. Your dealer will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

      Other Redemption Information: Requests must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(b) any required signature  guarantees (see "Signature  Guarantees"  below); and
(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

      Signature Guarantees: To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. Stock power forms are available from your investment dealer, the Transfer Agent and many commercial banks. Shareholders may contact the Transfer Agent at 1-800-857-5886 for further details.

      Unit Investment Trusts. Certificate holders of unit investment trusts sponsored by the Adviser may arrange to have their distributions from such unit investment trusts automatically invested in shares of the Fund. Contact the Adviser for information.

                                      TAXES

      The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income tax and New York State and City personal income taxes.

Federal Income Tax

      The following discussion of U.S. federal income tax consequences of investments in the Fund is based on the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

      The Fund intends to elect to be treated and qualify each year as a regulated investment company, (a "RIC") under Subchapter M of Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" ("QPTPs"); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. government or other
RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is used in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year.

      In general, for purposes of the 90% gross income requirement  described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that is treated as a partnership for federal income tax purposes and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income.

      For purposes of the diversification requirements described in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the "IRS") with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to satisfy the diversification requirements in (b) above.

      If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including "Capital Gain Dividends," as defined below). If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

      The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt interest income, and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses). Investment company taxable income that is retained by the Fund (if any) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

      A  nondeductible  excise  tax at the  rate of 4% will  be  imposed  on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the twelve-month period ending on October 31, plus undistributed amounts from the prior year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable to shareholders of record on a date in October, November, or December, and paid by the Fund during the following January, will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

      The Fund intends to take the actions required to ensure that no federal income taxes will be payable by the Fund and so that the Fund may qualify to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund for federal tax purposes ("exempt-interest dividends"). The Fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets are invested in obligations the interest on which is exempt from federal income tax under section 103(a) of the Code. Distributions properly designated by the Fund as exempt-interest dividends generally are exempt from federal income tax in the hands of the Fund's shareholders but may be subject to state and local taxes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. In particular, certain shareholders may be subject to alternative minimum taxes on distributions attributable to interest on private activity bonds. The Fund's present policy is to designate exempt-interest dividends annually.

      A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax-exempt dividends generally are included for purposes of determining the amount of such benefits that are taxable.

      Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds for purposes of Code section 147 should also consult their tax advisers before purchasing Fund shares.

      Under the Code, part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes in proportion to the percentage that the Fund's distributions of interest exempt from federal income tax bears to all of the Fund's distributions, excluding distributions from long-term capital gains.

      For federal income tax purposes, distributions of investment income (other than exempt-interest dividends) generally are taxable as ordinary income. The Fund may invest a portion of its assets in securities that generate income subject to federal and state taxes. Distributions of net long-term or short-term capital gains realized by the Fund on the sale or exchange of investments (including those investments that generate income exempt from federal or state tax) will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryovers.

      For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

      If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

      As noted above, distributions attributable to income derived by the Fund from options and futures transactions will not be exempt from federal income tax or New York State or city personal income taxes. In addition, the Fund's transactions in options, futures, forward contracts and hedging transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

      A distribution of income that is attributable to tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchases from a counterparty pursuant to a repurchase agreement that is treated for federal income tax purposes as a loan by the Fund may not constitute an exempt-interest dividend to shareholders.

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. In addition, if shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of all taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, an individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding rate is 28% for amounts paid though 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Foreign shareholders may be subject to special withholding requirements.

      Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

      Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. After the end of each calendar year, shareholders will receive information as to the tax status of distributions made by the Fund during such calendar year.

      Under Treasury regulations, if a shareholder recognizes a loss with respect to either class of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

New York State and City Personal Income Tax and Other State Taxes

      Dividends paid by the Fund generally are exempt from New York State and City personal income taxes as well as from the New York City unincorporated business tax to the extent such distributions are exempt from federal income taxation and derived from interest attributable to obligations of the State of New York or its political subdivisions, or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), provided that such dividends are properly designated as such and constitute exempt-interest dividends under Section 852(b)(5) of the Code. Distributions of investment company taxable income (other than exempt-interest dividends) and capital gains generally will be subject to New York State and City taxes for shareholders who are subject to New York tax, whether paid in cash or in additional shares. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rate as ordinary income.

      Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, generally are included in a corporation's net investment income for purposes of calculating such corporation's New York State franchise tax and the New York City general corporation tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation's net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, all dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund's dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends generally will not be exempt from New York State or City tax. The New York minimum income tax excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for New York State or City personal income tax purposes.

      The foregoing is a general summary of the New York State and City tax consequences of investing in the Fund as in effect as of the date of this SAI. It is not intended to, and does not, constitute advice to any particular investor. Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

      The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a RIC under the Code, the Fund itself is not liable for any income or franchise tax in the Commonwealth of Massachusetts.

              AUTOMATIC WITHDRAWAL PROGRAM FOR BUILDER CLASS SHARES

      An investor who owns or buys Builder Class shares valued at $5,000 or more at NAV may open a Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional Builder Class shares at NAV (except where the Withdrawal Plan is utilized in connection with a charitable remainder trust). Shares in a Withdrawal Plan account are then redeemed at NAV to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on the first business day of the month at that day's closing NAV, and checks are mailed on the second business day of the month. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust vested principal, especially in the event of a market decline. The cost of administering these Withdrawal Plans for the benefit of those shareholders participating in them is borne by the Fund as an expense of all Builder Class shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition by the Fund of any penalty.

      Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisors whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

      The Withdrawal Plan is not available to shareholders who use the Fund's check writing privilege (which is described in the Prospectus).

                              SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and is therefore considered remote.

                               SHAREHOLDER VOTING

      Each share has one vote, with fractional shares voting proportionally. The Fund does not hold regular annual shareholders' meetings, although special meetings may be called from time to time. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, located at 41 S. High Street, Columbus, Ohio 43215, is the Fund's independent registered public accounting firm, providing audit services, tax return preparation services and assistance and consultation with review of SEC filings.

                              FINANCIAL STATEMENTS

      The audited financial statements appearing in the most current Annual Report are incorporated herein by reference and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. Copies of such Annual Report are available upon request and without charge.

                                    CUSTODIAN

      State Street Bank and Trust Company (the "Custodian"), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                                   APPENDIX A

                               INVESTMENT RATINGS

Ratings of Tax Exempt Bonds

      The four highest ratings of Moody's for tax exempt securities are Aaa, Aa, A and Baa. Tax-exempt securities rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues. The rating of Aa demonstrates very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues. The Aaa and Aa rated tax exempt securities comprise what are generally known as "high grade bonds." Tax-exempt securities that are rated A by Moody's present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues. Tax-exempt securities rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues. Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The four highest ratings of S&P for tax exempt securities are AAA, AA, A and BBB. Tax-exempt-securities rated AAA bear the highest rating assigned by S&P to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Tax-exempt securities rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Securities rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for securities in this category than for securities in the A category.

      Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including municipal securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Such ratings reflect only the view of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, which could adversely affect the market price of the security. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings when making investment decisions of the Fund.

Ratings of Corporate Obligations

      The S&P corporate obligations ratings of AAA, AA, A and BBB do not differ materially from those set forth above for tax-exempt securities. Moody's long-term  obligation  ratings  are  opinions  of the  relative  credit  risk of fixed-income obligations with an original maturity of one year or more. Obligations rated Aaa by Moody's are judged to be of the highest quality, with the "smallest degree of risk". Obligations rated Aa by Moody's are judged to be of high quality and are subject to very low credit risk, but "their susceptibility to long-term risks appears somewhat greater". Obligations rated A by Moody's are considered upper-medium grade and are subject to low credit risk, but that have elements "present that suggest a susceptibility to impairment over the long term". Obligations rated Baa by Moody's are subject to moderate credit risk. They are considered medium-grade and as such "protective elements may be lacking or may be characteristically unreliable".

Ratings of Commercial Paper

      The commercial paper ratings of A-1 by S&P and Prime-1 by Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

                                     Part C

                                OTHER INFORMATION

Item 23. Exhibits

            Exhibit
            Number      Description of Exhibit
            ------      ----------------------

            (a) Amended and Restated Agreement and Declaration of Trust dated March 5, 1996 (1)
            (b)         Amended and Restated By-Laws dated December 7, 2005 (8)
            (c)         Not Applicable
            (d)         Investment Advisory Agreement dated July 1, 1988 (1)
            (e)         Distributor's Contract dated September 19, 1990 (1)
            (f)         Not Applicable
            (g)(1)      Custody Agreement dated February 2, 1992 (1)
            (g)(2)      Custody Agreement dated March 17, 1992 (4)
            (g)(3)      Assignment of Custody Agreement dated March 8, 2000 (4)
            (g)(4)      Amendment to Custody Agreement dated June 29, 2006 (9)
            (h)(1)(a)   Transfer Agency Agreement dated October 1, 1996 (2)
            (h)(1)(b) Amendment No. 1 to Transfer Agency Agreement dated January 1, 2000 (3)
            (h)(1)(c) Second Amendment to Transfer Agency Agreement dated September 21, 2001 (5)
            (h)(1)(d) Amendment to Transfer Agency Agreement dated July 25, 2002 (5)
            (h)(1)(e) Fourth Amendment to Transfer Agency Agreement dated June 20, 2007 (9)
            (h)(1)(f) Assignment of Transfer Agent Agreement dated October 1, 2008 (11)
            (h)(2)(a)   Administration Agreement dated October 1, 1996 (2)
            (h)(2)(b)   Amendment  No.  1  to  Administration   Agreement  dated
                        January 1, 2000 (3)
            (h)(2)(c)   Second  Amendment  to  Administration   Agreement  dated
                        September 21, 2001 (8)
            (h)(2)(d) Amendment to Administration Agreement dated March 1, 2006 (8)
            (h)(2)(e) Third Amendment to Administration Agreement dated June 20, 2007 (9)
            (h)(3)(a)   Fund Accounting Agreement dated October 1, 1996 (2)
            (h)(3)(b) Amendment No. 1 to Fund Accounting Agreement dated January 1, 2000 (3)
            (h)(3)(c) Second Amendment to Fund Accounting Agreement dated June 20, 2007 (9)
            (h)(4)      Shareholder  Services  Agreement dated September 7, 1997
                        (1)
            (h)(5)(a)   Compliance Services Agreement dated October 1, 2004 (6)
            (h)(5)(b) Amendment to Schedule A to the Compliance Services Agreement dated October 1, 2005 (8)
            (i) Opinion and Consent of Counsel to the Registrant dated June 29, 1999 (2)
            (j) Consent of the Independent Registered Public Accounting Firm dated June 26, 2009 (11)
            (k)         Not Applicable
            (l)         Initial Capital Agreement dated December 19, 1983 (1)
            (m)         Not Applicable
            (n)         Plan Pursuant to Rule 18f-3 dated September 11, 1995 (1)
            (o)         Not applicable
            (p)(1)      Code of Ethics (Fund) (11)
            (p)(2)      Code of Ethics (Adviser/Distributor) (11)

            ----------
            (1) Incorporated herein by reference to Post Effective Amendment No. 18 to the Registration Statement, filed April 20, 1999.
            (2)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 19 to the Registration Statement, filed June 28, 1999.
            (3)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 20 to the Registration Statement, filed June 15, 2000.
            (4)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 21 to the Registration Statement, filed June 15, 2001.
            (5)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 23 to the Registration Statement, filed June 24, 2003.
            (6)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 25 to the Registration Statement, filed April 29, 2005.

            (7)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 26 to the Registration Statement, filed June 28, 2005.
            (8)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 27 to the Registration Statement, filed June 28, 2006.
            (9)   Incorporated  herein by reference to Post Effective  Amendment
                  No. 28 to the Registration Statement, filed June 28, 2007.
            (10)  Incorporated  herein by reference to Post Effective  Amendment
                  No. 29 to the Registration Statement, filed June 27, 2008
            (11)  Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

      None.

Item 25. Indemnification

The Empire Builder Tax Free Bond Fund's (the "Fund" or "Registrant") Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

Item 26. Business and Other Connections of Investment Adviser

Glickenhaus & Co., the Registrant's investment adviser (the "Adviser"), is a registered investment adviser and broker-dealer and is a sponsor of the Empire State Municipal Exempt Trust and Empire Guaranteed Series, which are unit investment trusts.

Set forth below is a description of any other business, profession, vocation or employment of a substantial nature in which each general partner of the Adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee:

Name                      Position with Adviser     Other Business

Seth M. Glickenhaus       General Partner           President and Trustee of the
                                                    Registrant
James M. Glickenhaus      General Partner           None

The address for each of the individuals listed above is Glickenhaus & Co., 546 Fifth Avenue, 7th Floor, New York, New York 10036-5000.

Item 27. Principal Underwriter

(a), (b) Glickenhaus & Co., the Adviser, also acts as the Registrant's principal underwriter and does not serve as the principal underwriter for any other investment company. For information about Glickenhaus & Co. and its general partners, see Item 26 above.

(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28. Location of Accounts and Records

Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder are in the physical possession of the following:

      Registrant
      ----------
            31a-1(b)(2)(i)(c)
            31a-1(b) 4, 5, 6, 9, 10 and 11
            31a-2(a) 1 and 2

      Citi Fund Services Ohio, Inc.
      -----------------------------
      3435 Stelzer Road, Columbus, Ohio 43219
      ---------------------------------------
            31a-1(a)
            31a-1(b) 1, 8 and 12
            31a-1(b)(2)(i)(a), (b) and (d)
            31a-1(b)(2)(i)(e)
            31a-1(b)(2)(i)(f)
            31a-2(a) 1 and 2
            31a-2(a) 4 and 5
            31a-2(c)

      Glickenhaus & Co.
      -----------------
      546 Fifth Avenue, 7th Floor, New York, New York 10036-5000
      ----------------------------------------------------------
            31a-2(a) 3
            31a-1(b) 10
            31a-1(f)
            31a-2(e)
            31a-1(d)
            31a-2(c)
            31a-2(e)

      Not Applicable
      --------------
            31a-1(b) 3 and 7
            31a-1(c)
            31a-1(e)
            31a-2(b)
            31a-2(d)

Item 29. Management Services

      None.

Item 30. Undertakings

      None.

                                     NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of The Empire Builder Tax Free Bond Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 30 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, in the State of New York, on the 26th day of June, 2009.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                                              By: /s/ Seth M. Glickenhaus
                                                  ------------------------------
                                                  Seth M. Glickenhaus, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 30 to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                       Title                              Date
---------                       -----                              ----

/s/ Seth M. Glickenhaus         Trustee, President, Principal      June 26, 2009
---------------------------     Executive Officer
Seth M. Glickenhaus

/s/ Jonathan Rosen              Treasurer, Principal Financial     June 26, 2009
---------------------------     and Accounting Officer
Jonathan Rosen

             *                  Trustee                            June 26, 2009
---------------------------
Edward Falkenberg

             *                  Trustee                            June 26, 2009
---------------------------
Edward A. Kuczmarski

             *                  Trustee                            June 26, 2009
---------------------------
Caroline E. Newell

             *                  Trustee                            June 26, 2009
---------------------------
John P. Steines, Jr.

By: /s/Michael J. Lynch
    -----------------------
    *Michael J. Lynch

      Pursuant to Power of Attorney filed in Post-Effective Amendment No. 27 to the registration statement on June 28, 2006.

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                                INDEX OF EXHIBITS

Exhibit Number      Description of Exhibit
--------------      ----------------------

23(h)(1)(f)         Assignment of Transfer Agent Agreement

23(j)               Consent of the Independent Registered Public Accounting Firm

23(p)(1)            Code of Ethics (Fund)

23(p)(2)            Code of Ethics (Adviser/Distributor)